UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 21, 2014
GT Advanced Technologies Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-34133	03-0606749
(Commission File Number)	(I.R.S. Employer Identification No.)
243 Daniel Webster Highway, Merrimack, New Hampshire 03054
(Address of principal executive offices)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
As previously disclosed in a Current Report on Form 8-K filed by GT Advanced Technologies Inc. (the “Company”), on October 6, 2014, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”) for reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption In re GT Advanced Technologies Inc., et al, Case No. 14-11916-HJB.

Adequate Protection and Settlement Agreement

As also previously disclosed in a Current Report on Form 8-K filed by the Company on October 27, 2014 (the “Original Form 8-K”), the Debtors entered into an Adequate Protection and Settlement Agreement (the “Settlement Agreement”) with Apple Inc. and Platypus Development LLC (collectively, the “Apple Parties”) to settle certain claims in connection with the Chapter 11 Cases. The Company filed a redacted copy of the Settlement Agreement as Exhibit 10.1 to the Original Form 8‑K, and submitted a Confidential Treatment Request regarding the same to the Securities and Exchange Commission pursuant to Rule 24b-2 of the 1934 Securities and Exchange Act. The Confidential Treatment Request was submitted on the same day the Original Form 8-K was filed. On October 30, 2014, the Bankruptcy Court concluded that the terms of the Settlement Agreement should be publicly available. As a result of this order of the Court’s, the Company determined to withdraw its Confidential Treatment Request and filed an additional Current Report on Form 8-K on November 4, 2014 (the “Subsequent Form 8-K”) including therewith as an Exhibit 10.1 a copy of the Settlement Agreement which removed the redactions from all information except certain contact information in Section 13 of the Settlement Agreement relating to notice provisions pursuant to the Settlement Agreement. This amendment to the Subsequent Form 8-K is filed to include a completely unredacted version of the Settlement Agreement and is attached hereto as Exhibit 10.1.

On December 15, 2014, the Debtors and the Apple Parties entered into an Amended and Restated Adequate Protection and Settlement Agreement (the “Amended and Restated Settlement Agreement”). A Current Report on Form 8-K with respect to the Amended and Restated Settlement Agreement was filed on December 19, 2014 and the unredacted version of the Amended and Restated Settlement Agreement was included in such Current Report on Form 8-K as Exhibit 10.1. The Amended and Restated Settlement Agreement amended and restated in their entirety the versions of the Settlement Agreements filed with the Original Form 8-K and the Subsequent Form 8-K. The Settlement Agreement is of no further force or effect due to the Amended and Restated Settlement Agreement.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Adequate Protection and Settlement Agreement, dated October 21, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GT ADVANCED TECHNOLOGIES INC.
Dated: December 31, 2014
/s/ Hoil Kim

By:	Hoil Kim

Its:	Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Adequate Protection and Settlement Agreement, dated October 21, 2014